UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2015

IMOGO MOBILE TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51976	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

15831 8th Avenue NE, Shoreline, WA	98155
(Address of principal executive offices)	(Zip Code)

(206) 458-7018

Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events/Information

The Company announces that it has moved corporate location, and its new corporate address and phone number are:

Business Address:

424 W. Bakerview Rd, Unit 105-268

Bellingham, WA, 98226

Phone:949-419-6588

Mailing Address:

424 W. Bakerview Rd, Unit 105-268

Bellingham, WA, 98226

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMOGO MOBILE TECHNOLOGIES CORP.

/s/ Bachar Nakad
Bachar Nakad
President and Director

Date:   September 23, 2015